UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2012

Item 1.  Report to Stockholders.

[Calvert Small Cap Fund Semi-Annual Report to Shareholders]

[Calvert Global Alternative Energy Fund and Calvert Global Water Fund Semi-Annual Report to Shareholders]

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Dear Shareholders:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences,

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where 38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy,

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which involves Calvert actively engaging with companies held in the Funds to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Overall Shareholder Advocacy Efforts

Through March 31, 2012, Calvert had filed 23 shareholder proposals in the 2012 proxy season. The most popular topics were board diversity, sustainability disclosure, climate change, and loan servicing. Several of these are discussed in more detail below. Through March 31, 2012, we had successfully withdrawn 14 resolutions after companies agreed to the terms.

Setting a Fair and Sustainable Table

Many food crops are already showing vulnerability to climate change. For example, higher temperatures and extreme rainfall are expected to increase disease and stress in Central and South American coffee bean crops, resulting in lower output. Last year, our shareholder resolution asked J.M. Smucker to disclose the climate-related risks for its Folgers Coffee and other coffee brands, which reflect 40% of the company’s revenue. We have re-filed the proposal this year in the hope that last year’s strong support of 30% persuades the company to reconsider its position.

We also filed a resolution with Colgate-Palmolive about palm oil sourcing. Despite some sustainability advantages to using palm oil in food, lotions, soaps, and shampoo, significant problems exist in the way palm oil trees are grown in some countries—resulting in significant greenhouse gas emissions, displacement of local and Indigenous Peoples, and destruction of endangered species. After discussions with company management, Colgate announced a goal of purchasing only certified sustainable palm oil by 2015, and we successfully withdrew the proposal.

Finally, Calvert began working with Oxfam America, farm worker unions, and consumer groups to develop a new certification system for on-farm sustainability of fruits and vegetables grown in the United States. The pilot project evaluates farm worker welfare, pesticide reduction, and product safety.

Rooting Out Supply Chain Abuses

Calvert co-authored a guide with Christian Brothers Investments and the Interfaith Center on Corporate Responsibility to help companies comply with the California Transparency in Supply Chain Act (SB 657). This ground-breaking U.S. law requires manufacturers and retailers with global gross receipts exceeding $100 million that operate in California to disclose

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efforts to eliminate slavery and human trafficking from their direct supply chains on their corporate website. The guide also serves as an advocacy tool for more effective management of labor and human rights risks within global supply chains.

On a related note, Calvert is greatly concerned by news reports about factory conditions for some of Apple’s suppliers, especially in China. We have been working with a larger investor coalition to engage Apple’s senior management, and we believe the company has made significant strides in the last few months toward full supply chain transparency and “zero tolerance” for workplace abuses. Apple has also moved aggressively to have the Fair Labor Association conduct third-party audits of its suppliers and is posting the results of these monthly audits on its website. We will continue to monitor the situation and work with Apple to remedy its supply chain issues.

Improving Regulation of ESG Issues

Clean Air Act. Calvert coordinated an investor letter to congressional leaders urging timely implementation of new Clean Air Act rules under development at the Environmental Protection Agency (EPA). These rules would help modernize and improve the efficiency of electric utilities, reduce cross-state air pollution, lower emissions of mercury and air toxins, and create well-paid construction, engineering, and manufacturing jobs. The EPA announced the new Mercury and Air Toxics rule in December—a victory for the health of both the public and the economy.

Dodd-Frank Reform & Consumer Protection Act of 2010. We continue to participate in a complicated Securities and Exchange Commission (SEC) rule-making process for this law, particularly regarding section 1502 on “conflict minerals.” This section requires companies that use gold, tin, tantalum, and tungsten in their products to disclose whether these metals are coming from specific mines in the Democratic Republic of Congo and adjoining countries. Profits from these mines have been used to fuel the weapon supply for one of the world’s bloodiest conflicts since World War II.

An early supporter of the legislation, Calvert is working with a coalition of investors, human rights organizations, and major multinational corporations that recently met with the SEC chairman as well as several commissioners and their staff. We also presented the investor perspective at an SEC roundtable in October 2011 and have submitted a series of letters and comments about the complex and controversial issues involved. We hope to see a final rule in the coming months.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such investment is Pride Industries, which creates jobs for people with disabilities and is an up-and-coming leader in helping individuals overcome barriers to employment. In fiscal

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year 2010, the organization employed 4,100 individuals, 60% of whom were disabled.

Another example is Via Verde, an innovative and award-winning affordable housing development in the South Bronx. This complex combines urgently needed low- to moderate-income housing with a new model for affordable, green, and healthy urban living in a design that improves the attractiveness of the community around it.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues. One recent investment was LearnZillion, a Washington, D.C.-based group using video technology to provide individualized learning in primary schools.2 “Best of class” video modules allow the teacher to track each student’s progress, give the right lessons at the right time, and provide timely support—all with interactive feedback. We are unsure if this approach will be the breakthrough learning improvement the schools need, but all agree innovative solutions need to be tried.

Calvert was also instrumental in getting the U.S. State Department to focus attention on the importance of “impact investing,” by way of a conference with an address by Secretary of State Hillary Clinton. We are gratified the U.S. government is manifesting the best of American values by becoming involved in supporting social entrepreneurs.

1 As of March 31, 2012, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.55%, Calvert International Equity Fund 1.37%, and Calvert Small Cap Fund 0.50%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

2 As of March 31, 2012, LearnZillion represented 0.02% of Calvert Balanced Portfolio. Holdings are subject to change.

As of March 31, 2012, the following companies represented the following percentages of net assets: J.M. Smucker 0.11% of Calvert Social Index Fund, Colgate-Palmolive 0.51% of Calvert Social Index Fund, and Apple 6.52% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

Calvert Small Cap Fund (Class A Shares at NAV) returned a solid 24.68% for the six-month period ended March 31, 2012, though it underperformed the Russell 2000 Index’s return of 29.83%. Stock selection was the primary cause of the Fund’s relative underperformance.

Investment Climate

During the six-month reporting period, strong earnings from U.S. companies, continued improvements in U.S. macroeconomic data, and aggressive accommodative monetary policy worldwide helped equity markets rally hard off their lows posted last fall, albeit on low volume. For the trailing six-month period, the Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 26.27%, 29.83%, 14.73%, and 19.20%, respectively.

CALVERT
SMALL CAP FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12	3/31/12
Class A	24.68%	-1.93%
Class B	23.71%	-3.39%
Class C	24.00%	-2.91%
Class I	25.12%	-1.20%

Russell 2000 Index	29.83%	-0.18%

Lipper Small-Cap
Core Funds Average	28.91%	0.15%

	% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary		13.3%
Consumer Staples		0.5%
Energy		2.0%
Financials		24.1%
Health Care		12.0%
Industrials		18.8%
Information Technology		20.4%
Materials		5.0%
Telecommunication Services		0.4%
Time Deposit		1.8%
Utilities		1.7%
Total		100%

TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
DSW, Inc.	4.7%
Comtech Telecommunications Corp.	3.5%
MicroStrategy, Inc.	3.5%
Robbins & Myers, Inc.	2.6%
Par Pharmaceutical Co.’s, Inc.	2.6%
Webster Financial Corp.	2.6%
PF Chang’s China Bistro, Inc.	2.4%
PDL BioPharma, Inc.	2.3%
CVB Financial Corp.	2.2%
Cubist Pharmaceuticals, Inc.	2.0%
Total	28.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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The growth investment style slightly outperformed the value style, and within the Russell 1000 Index, Financials, Information Technology, and Consumer Discretionary were the top-performing sectors. The Utilities, Telecommunications, and Consumer Staples sectors lagged as the risk-on trade returned with a vengeance.

In the United States, improving jobs data were a significant boost to equity market performance with the recent and welcome improvements in the unemployment rate and jobless claims compounding the positive effects from strong corporate earnings. The falling unemployment rate also helped drive continued improvement in consumer confidence and consumer spending, which were not as heavily impacted by rising gasoline prices as they could have been had the stock market and the job market not been improving.

The manufacturing sector continued to provide significant support to the U.S. economic recovery, with a weak U.S. dollar supporting strong exports and the national Purchasing Manager’s Index firmly in an expansionary mode. Vehicle sales and production both looked encouraging as well. However, deepening recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. gross domestic product (GDP). Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. The service sector has been showing signs of improvement recently--a sign the manufacturing-led recovery in the United States may be spreading to other sectors.

U.S. bank lending continued to improve despite regulatory pressures threatening the long-term profitability of the banking industry. An improving consumer balance sheet allowed banks to increase lending while adhering to higher lending standards. The U.S. housing market continued to bottom out and showed signs of improvement, though it is not out of the woods yet, especially with foreclosed inventories still high. The housing sector, while not providing much growth, is not likely to be the drag on the economy that it has been for many quarters since the bursting of the housing bubble.

Despite visible improvements in the macroeconomic data, in January the U.S. Federal Reserve (Fed) announced an extension of its low interest rate policy through the end of 2014. It also adopted a formal inflation target of 2% and suggested that balance sheet expansion (QE3) is not out of the question should economic conditions deteriorate, though this is less likely in the near term. The move appeared to reflect the Fed’s heightened focus on unemployment, which has become an increasingly important part of the Fed’s dual mandate of price stability and maximum employment this election year.

This aggressively accommodative monetary policy is likely to create an environment conducive to imbalances and bubbles in the economy and markets. With U.S. interest rates and the dollar at historic lows, U.S. dollar-denominated commodities like oil have been rising in price to levels where the demand destruction begins to create negative feedback on both commodity prices and economic growth globally. Interestingly, this negative feedback may be disproportionately higher for the commodity-hungry emerging-market economies than for the United States itself. Therefore, it could be that the United States will end up “exporting” the recessionary pressures outside its borders to more commodity-intensive economies like China and Brazil.

Still, with global economic challenges keeping inflation in check, policymakers around the globe continued their efforts toward easing monetary policies, which should help stimulate

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economic growth. Unfortunately for the global economy and consumers, the rate of increase in oil prices kept pace with the stock market, exacerbated by the geopolitical tensions in the Middle East. This rising oil price trend, if not reversed, will likely put a damper on global economic growth.

In the eurozone, investors increasingly worried about the currency’s potential collapse during the fourth quarter of 2011, though there was some stability to start 2012. Yields on the sovereign debt of Spain, Greece, Italy, and France soared in November, but have gradually declined since then, signaling that the LTRO (long term refinancing operation) may have helped the eurozone sovereign bond markets by driving down short-term yields and, for the time being, reduced investor perception of the probability of a global financial crisis.

Despite the positive impact of the LTRO, Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy. Eurozone GDP contracted 0.3% in the fourth quarter of 2011, while the unemployment rate in the eurozone reached a 15-year high of 10.8%. These data confirmed our concerns about the eurozone’s economic outlook and the worsening recession in Europe, including the core economies.

A deal on the Greek bailout was reached by all involved parties with the resulting Greek bond swap reducing Greece’s debt burden by 100 billion euros. Even with the bond swap, debt in Greece is becoming an increasingly larger percentage of GDP due to the rate at which Greece’s GDP is contracting, a trend that will continue to jeopardize the country’s credit health.

A positive inflation trend allowed the Chinese government to continue to reposition its economic policy from contractionary for most of 2011 to stimulative. The Chinese economy continued to decelerate during the quarter as foreign direct investment, one of the major drivers of economic growth in China, declined on a year-over-year basis for four consecutive months. Increasing domestic consumption in the country will be key to offsetting this effect. China cut its economic growth target from 8% to 7.5%, signaling the country’s need to transition to a more sustainable, consumer-driven economic model.

CALVERT
SMALL CAP FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

Class A Shares	(with max. load)
One year	-6.58%
Five year	-0.97%
Since inception (10/1/2004)	2.46%

Class B Shares	(with max. load)
One year	-8.22%
Since inception (11/29/2010)	4.58%

Class C Shares	(with max. load)
One year	-3.88%
Five year	-0.95%
Since inception (4/1/2005)	1.71%

Class I Shares
One year	-1.20%
Five year	0.78%
Since inception (4/29/2005)	4.52%

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.81%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Portfolio Strategy

The Fund’s relative underperformance was due to stock selection, particularly within the Health Care, Consumer Discretionary, and Information Technology sectors. The largest detractors from the Fund’s relative performance at an individual stock level were American Greetings (-15.4%), Invacare (-27.9%), and Interdigital (-24.8).1 The Fund’s cash position, which averaged 2.2% during the period, weighed down relative performance as well.

Performance was strong in the Financials sector, particularly the allocation to the commercial banking industry, which was up 36% for the Fund. The Fund also had positive results from its strong stock selection within the Industrials sector and a small allocation to Utilities.

Market Outlook

A sharp slowdown or, more importantly, a hard economic landing in China, fueled by a possible bursting of a real-estate bubble there, would certainly create strong ripple effects throughout the global economy, including the U.S., but this indirect impact could be less damaging than a domestic recession in the United States.

If the U.S. economic recovery proves robust enough to withstand the negative headwinds from Europe and China in 2012, U.S. equities may significantly outperform Treasuries given the relative valuation of the two asset classes. Highly bid-up dividend-yielding securities may also underperform as investor risk aversion subsides. However, if more investors refocus on the underlying economic fundamentals in Europe, the risk aversion trade may return for some time during the year. In this environment, despite stronger economic data in the United States, one thing is certain--equity market volatility is likely to be here to stay for most of 2012.

May 2012

1. Individual security returns reflect total returns for period held in portfolio.

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: American Greetings 1.56%, Invacare 1.27%, and Interdigital 1.75% Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,246.80	$9.49
Hypothetical	$1,000.00	$1,016.55	$8.52
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,237.10	$17.84
Hypothetical	$1,000.00	$1,009.05	$16.02
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,240.00	$15.06
Hypothetical	$1,000.00	$1,011.55	$13.53
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,251.20	$5.18
Hypothetical	$1,000.00	$1,020.40	$4.65
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.69%, 3.19%, 2.69%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
March 31, 2012

EQUITY SECURITIES - 97.8%	SHARES	VALUE
Airlines - 0.3%
Allegiant Travel Co.*	2,586	$140,937
Skywest, Inc.	22,621	249,962
		390,899

Biotechnology - 4.6%
Acorda Therapeutics, Inc.*	14,248	378,284
Cubist Pharmaceuticals, Inc.*	60,500	2,616,625
PDL BioPharma, Inc.	472,105	2,997,867
		5,992,776

Capital Markets - 0.9%
Apollo Investment Corp	158,236	1,134,552

Chemicals - 0.7%
H.B. Fuller Co	29,276	961,131

Commercial Banks - 11.3%
CVB Financial Corp.	247,391	2,904,370
First Citizens BancShares, Inc.	814	148,710
First Financial Bankshares, Inc	4,877	171,719
First Niagara Financial Group, Inc.	54,174	533,072
FNB Corp.	45,758	552,757
Glacier Bancorp, Inc.	74,113	1,107,248
International Bancshares Corp.	78,464	1,659,514
Investors Bancorp, Inc.*	10,774	161,825
Park National Corp	11,574	800,574
Prosperity Bancshares, Inc	10,217	467,939
Trustmark Corp	21,936	547,961
Umpqua Holdings Corp.	121,962	1,653,805
United Bankshares, Inc.	10,907	314,776
Webster Financial Corp.	148,889	3,375,314
Westamerica Bancorporation	7,350	352,800
		14,752,384

Commercial Services & Supplies - 3.9%
Deluxe Corp.	2,501	58,574
Herman Miller, Inc	55,206	1,267,530
HNI Corp.	9,071	251,720
Mine Safety Appliances Co.	10,822	444,568
Unifirst Corp.	24,855	1,529,825
United Stationers, Inc.	47,539	1,475,135
		5,027,352

Communications Equipment - 7.0%
Comtech Telecommunications Corp.	139,001	4,528,652
EchoStar Corp.*	30,393	855,259
InterDigital, Inc.	65,457	2,281,831
Loral Space & Communications, Inc.*	17,883	1,423,487
		9,089,229

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Construction & Engineering - 1.3%
Aegion Corp.*	54,550	$972,627
Tutor Perini Corp.*	48,395	753,994
		1,726,621

Consumer Finance - 2.5%
Credit Acceptance Corp.*	18,683	1,887,170
Nelnet, Inc	54,506	1,412,250
		3,299,420

Distributors - 0.3%
Pool Corp.	12,153	454,765

Diversified Consumer Services - 0.5%
Coinstar, Inc.*	10,385	659,967

Diversified Telecommunication Services - 0.4%
Atlantic Tele-Network, Inc.	14,265	518,675

Electric Utilities - 0.5%
Portland General Electric Co.	24,846	620,653

Electronic Equipment & Instruments - 1.8%
Anixter International, Inc.*	1,443	104,661
IPG Photonics Corp.*	26,272	1,367,458
Sanmina-SCI Corp.*	71,832	822,476
		2,294,595

Energy Equipment & Services - 2.0%
Exterran Holdings, Inc.*	11,803	155,682
Helix Energy Solutions Group, Inc.*	138,398	2,463,484
		2,619,166

Gas Utilities - 1.2%
Southwest Gas Corp.	37,932	1,621,214

Health Care Equipment & Supplies - 2.5%
Align Technology, Inc.*	39,417	1,085,938
Integra LifeSciences Holdings Corp.*	13,947	483,821
Invacare Corp.	99,973	1,656,553
		3,226,312

Health Care Providers & Services - 1.0%
Amedisys, Inc.*	59,957	866,978
Universal American Corp	34,386	370,681
		1,237,659

Health Care Technology - 1.4%
Allscripts Healthcare Solutions, Inc.*	108,350	1,798,610

Hotels, Restaurants & Leisure - 3.1%
PF Chang’s China Bistro, Inc.	79,117	3,126,704
Texas Roadhouse, Inc.	52,486	873,367
		4,000,071

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Household Durables - 1.7%
American Greetings Corp.	131,838	$2,022,395
KB Home	23,553	209,622
		2,232,017

Insurance - 6.2%
Kemper Corp.	71,195	2,155,784
MBIA, Inc.*	121,567	1,191,357
Platinum Underwriters Holdings Ltd	67,386	2,459,589
Protective Life Corp	33,377	988,627
RLI Corp.	18,369	1,315,955
		8,111,312

Internet Software & Services - 1.6%
Earthlink, Inc	253,796	2,027,830

IT Services - 2.2%
Acxiom Corp.*	61,728	906,167
MAXIMUS, Inc	12,802	520,657
TeleTech Holdings, Inc.*	87,137	1,402,906
		2,829,730

Machinery - 8.4%
Barnes Group, Inc	96,702	2,544,229
Briggs & Stratton Corp	123,018	2,205,713
ESCO Technologies, Inc.	50,048	1,840,265
Robbins & Myers, Inc.	65,657	3,417,447
Watts Water Technologies, Inc	20,896	851,512
		10,859,166

Media - 1.7%
Scholastic Corp.	61,019	2,152,750

Metals & Mining - 4.3%
AMCOL International Corp	51,985	1,533,037
Schnitzer Steel Industries, Inc.	43,611	1,739,861
Worthington Industries, Inc.	119,710	2,296,038
		5,568,936

Oil, Gas & Consumable Fuels - 0.0%
Ship Finance International Ltd.	726	11,108

Personal Products - 0.5%
Revlon, Inc.*	39,264	677,304

Pharmaceuticals - 2.6%
Par Pharmaceutical Co.’s, Inc.*	87,248	3,379,115

Professional Services - 1.7%
Corporate Executive Board Co	52,889	2,274,756

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - 4.5%
Amkor Technology, Inc.*	123,353	$758,004
Cabot Microelectronics Corp	64,024	2,489,253
Diodes, Inc.*	110,846	2,569,411
		5,816,668

Software - 3.4%
MicroStrategy, Inc.*	31,992	4,478,880

Specialty Retail - 6.0%
ANN, Inc.*	40,978	1,173,610
DSW, Inc.	111,423	6,102,638
OfficeMax, Inc.*	81,985	468,954
		7,745,202

Thrifts & Mortgage Finance - 2.6%
Astoria Financial Corp.	84,006	828,299
Northwest Bancshares, Inc.	201,344	2,557,069
		3,385,368

Trading Companies & Distributors - 3.2%
Aircastle Ltd	153,483	1,878,632
Applied Industrial Technologies, Inc.	56,350	2,317,676
		4,196,308

Total Equity Securities (Cost $108,029,976)		127,172,501

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.5%	AMOUNT
Calvert Social Investment Foundation Notes, 0.94%, 7/1/13 (b)(i)(r)	$651,905	644,714

Total High Social Impact Investments (Cost $651,905)		644,714

TIME DEPOSIT - 1.8%
State Street Bank Time Deposit, 0.113%, 4/2/12	2,295,960	2,295,960

Total Time Deposit (Cost $2,295,960)		2,295,960

TOTAL INVESTMENTS (Cost $110,977,841) - 100.1%		130,113,175
Other assets and liabilities, net - (0.1%)		(111,499)
NET ASSETS - 100%		$130,001,676

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 of $0.01par value shares authorized:
Class A: 5,082,437 shares outstanding		$89,672,229
Class B: 113,163 shares outstanding		1,510,117
Class C: 571,325 shares outstanding		9,669,566
Class I: 1,134,147 shares outstanding		22,727,785
Undistributed net investment income		671,835
Accumulated net realized gain (loss) on investments		(13,385,190)
Net unrealized appreciation (depreciation) on investments		19,135,334

NET ASSETS		$130,001,676

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $95,755,793)	$18.84
Class B	(based on net assets of $2,095,447)	$18.52
Class C	(based on net assets of $10,097,195)	$17.67
Class I	(based on net assets of $22,053,241)	$19.44

	ACQUISITION
RESTRICTED SECURITIES	DATE	COST
Calvert Social Investment Foundation Notes, 0.94%, 7/1/13	7/1/10	$651,905

(b)	This security was valued by the Board of Directors. See Note A.
(i)	Restricted securities represent 0.5% of the net assets of the Fund.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*	Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment income:
Interest income	$ 4,628
Dividend income	2,139,154
Total investment income	2,143,782

Expenses:
Investment advisory fee	433,230
Transfer agency fees and expenses	223,332
Administrative fees	139,582
Distribution Plan expenses:
Class A	114,689
Class B	11,111
Class C	48,079
Director’s fees and expenses	7,275
Custodian fees	17,619
Registration fees	25,648
Reports to shareholders	53,435
Professional fees	14,422
Accounting fees	9,609
Miscellaneous	11,604
Total expenses	1,109,635
Reimbursement from Advisor:
Class A	(58,969)
Class B	(2,509)
Class C	(372)
Class I	(14,813)
Fees paid indirectly	(20)
Net expenses	1,032,952

NET INVESTMENT INCOME	1,110,830

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,611,330
Change in unrealized appreciation (depreciation)	24,127,085

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	25,738,415

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 26,849,245

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,110,830	$183,038
Net realized gain (loss) on investments	1,611,330	5,610,932
Change in unrealized appreciation (depreciation)	24,127,085	(13,088,069)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,849,245	(7,294,099)

Distributions to shareholders from:
Net investment income:
Class A shares	(231,181)	(8,311)
Class I shares	(317,661)	(67,840)
Total distributions	(548,842)	(76,151)

Capital share transactions:
Shares sold:
Class A shares	5,402,103	14,205,528
Class B shares	20,900	66,860
Class C shares	414,601	1,355,158
Class I shares	2,745,061	2,907,541
Reinvestment of distributions:
Class A shares	212,545	7,647
Class I shares	317,661	67,836
Redemption fees:
Class A shares	63	960
Class C shares	—	4
Shares issued from merger (See Note F):
Class A shares	—	58,426,624
Class B shares	—	3,361,913
Class C shares	—	7,373,297
Class I shares	—	8,033,740
Shares redeemed:
Class A shares	(10,778,185)	(20,036,934)
Class B shares	(582,308)	(1,025,893)
Class C shares	(957,641)	(1,916,495)
Class I shares	(3,162,976)	(4,735,412)
Total capital share transactions	(6,368,176)	68,092,374

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,932,227	60,722,124

NET ASSETS
Beginning of period	110,069,449	49,347,325
End of period (including undistributed net investment
income of $671,835 and $109,847, respectively)	$130,001,676	$110,069,449

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	307,648	789,150
Class B shares	1,195	3,623
Class C shares	24,574	79,889
Class I shares	154,053	168,030
Reinvestment of distributions:
Class A shares	12,517	426
Class I shares	18,162	3,649
Shares issued from merger (See Note F):
Class A shares	—	3,475,417
Class B shares	—	199,979
Class C shares	—	462,668
Class I shares	—	459,800
Shares redeemed:
Class A shares	(607,909)	(1,130,418)
Class B shares	(33,884)	(57,750.00)
Class C shares	(58,099)	(112,649)
Class I shares	(170,519)	(242,820)
Total capital share activity	(352,262)	4,098,994

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Small Cap Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Impact Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, B, C, and I. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are only offered through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each Class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $644,714 or 0.5% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities*	$127,172,501	—	—		$127,172,501
Other debt obligations	—	$2,295,960	$644,714		2,940,674
TOTAL	$127,172,501	$2,295,960	$644,714	**	$130,113,175

*For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.
**Level 3 securities represent 0.5% of net assets.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .70% of the average daily net assets. Under the terms of the agreement, $76,560 was payable at period end. In addition, $42,403 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.69%, 3.19%, 2.69%, and .92% for Class A, B, C, and I, respectively. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A, B, and C shares and .10% for Class I shares based on the average daily net assets. Under the terms of the agreement, $24,540 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of Class A, B, and C shares, respectively. The amount actually paid by the

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Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of average daily net assets of Class A, B, and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $30,395 was payable at period end.

CID received $8,392 as its portion of the commissions charged on sales of Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $47,945 for the six months ended March 31, 2012. Under the terms of the agreement, $8,030 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,097,057 and $7,948,911, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-16	($11,416,230)
30-Sep-17	(3,426,646)

Capital losses may be utilized to offset future capital gains until expiration, however, the Fund’s use of net capital loss carryforwards acquired from Calvert New Vision Small Cap Fund may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$25,374,343
Unrealized (depreciation)	(6,770,368)
Net unrealized appreciation/(depreciation)	$18,603,975

Federal income tax cost of investments	$111,509,200

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2012.

NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

NOTE F - OTHER

On July 29, 2010, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Calvert New Vision Small Cap Fund (“New Vision”) for shares of the acquiring portfolio, Calvert Small Cap Fund (“Small Cap”) and the assumption of the liabilities of New Vision. Shareholders approved the Plan at a meeting on November 15, 2010 and the reorganization took place on November 29, 2010.

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The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
New Vision, Class A	4,096,898	Small Cap, Class A	3,475,417	$58,426,624
New Vision, Class B	274,420	Small Cap, Class B	199,979	$3,361,913
New Vision, Class C	588,581	Small Cap, Class C	462,668	$7,373,297
New Vision, Class I	517,571	Small Cap, Class I	459,800	$8,033,740

For financial reporting purposes, assets received and shares issued by Small Cap were recorded at fair value; however, the cost basis of the investments received from New Vision were carried forward to align ongoing reporting of Small Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION
PORTFOLIO	NET ASSETS	(DEPRECIATION)	ACQUIRING PORTFOLIO	VALUE
New Vision	$77,195,574	$8,015,457	Small Cap	$52,655,968

Assuming the acquisition had been completed on October 1, 2010, Small Cap’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	$98,821	(a)
Net realized and change in unrealized gain (loss) on investments	($456,243)	(b)
Net increase (decrease) in assets from operations	($357,422)

Because Small Cap and New Vision sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of New Vision that have been included in Small Cap’s Statement of Operations since November 29, 2010.

(a)	$183,038, as reported, minus $84,217 from New Vision pre-merger.
(b)	($7,477,137), as reported, plus $7,020,894 from New Vision pre-merger.
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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$15.15		$15.55	$14.14
Income from investment operations:
Net investment income (loss)	.15		.02	(.06)
Net realized and unrealized gain (loss)	3.58		(.42)	1.47
Total from investment operations	3.73		(.40)	1.41
Distributions from:
Net investment income	(.04)		—	—
Total distributions	(.04)		—	—
Total increase (decrease) in net asset value	3.69		(.40)	1.41
Net asset value, ending	$18.84		$15.15	$15.55

Total return*	24.68%		(2.56%)	9.97%
Ratios to average net assets:A
Net investment income (loss)	1.76	% (a)	.13%	(.35%)
Total expenses	1.82	% (a)	1.81%	1.94%
Expenses before offsets	1.69	% (a)	1.69%	1.69%
Net expenses	1.69	% (a)	1.69%	1.69%
Portfolio turnover	1%		9%	174%
Net assets, ending (in thousands)	$95,756		$81,374	$34,763

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008	2007
Net asset value, beginning	$15.61		$18.95	$17.19
Income from investment operations:
Net investment income (loss)	(.02)		(.04)	.01
Net realized and unrealized gain (loss)	(1.45)		(3.30)	1.75
Total from investment operations	(1.47)		(3.34)	1.76
Total increase (decrease) in net asset value	(1.47)		(3.34)	1.76
Net asset value, ending	$14.14		$15.61	$18.95

Total return*	(9.42%)		(17.63%)	10.24%
Ratios to average net assets:A
Net investment income (loss)	(.18%)		(.21%)	.03%
Total expenses	2.09%		1.88%	1.84%
Expenses before offsets	1.70%		1.70%	1.72%
Net expenses	1.69%		1.69%	1.69%
Portfolio turnover	61%		62%	46%
Net assets, ending (in thousands)	$34,051		$31,035	$42,407

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS B SHARES	2012	(z)	2011	(z)#
Net asset value, beginning	$14.97		$16.81
Income from investment operations:
Net investment income (loss)	.01		(.21)
Net realized and unrealized gain (loss)	3.54		(1.63)
Total from investment operations	3.55		(1.84)
Total increase (decrease) in net asset value	3.55		(1.84)
Net asset value, ending	$18.52		$14.97

Total return*	23.71%		(10.95%)
Ratios to average net assets:A
Net investment income (loss)	.15	% (a)	(1.38	%) (a)
Total expenses	3.42	% (a)	3.46	% (a)
Expenses before offsets	3.19	% (a)	3.19	% (a)
Net expenses	3.19	% (a)	3.19	% (a)
Portfolio turnover	1%		9	%**
Net assets, ending (in thousands)	$2,095		$2,183

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$14.25		$14.77	$13.55
Income from investment operations:
Net investment income (loss)	.06		(.15)	(.15)
Net realized and unrealized gain (loss)	3.36		(.37)	1.37
Total investment operations	3.42		(.52)	1.22
Total increase (decrease) in net asset value	3.42		(.52)	1.22
Net asset value, ending	$17.67		$14.25	$14.77

Total return*	24.00%		(3.52%)	9.00%
Ratios to average net assets:A
Net investment income (loss)	.79	% (a)	(.87%)	(1.28%)
Total expenses	2.70	% (a)	2.74%	3.17%
Expenses before offsets	2.69	% (a)	2.69%	2.69%
Net expenses	2.69	% (a)	2.69%	2.69%
Portfolio turnover	1%		9%	174%
Net assets, ending (in thousands)	$10,097		$8,618	$2,583

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009		2008	2007
Net asset value, beginning	$15.08		$18.50	$16.94
Income from investment operations:
Net investment income (loss)	(.12)		(.20)	(.13)
Net realized and unrealized gain (loss)	(1.41)		(3.22)	1.69
Total from investment operations	(1.53)		(3.42)	1.56
Total increase (decrease) in net asset value	(1.53)		(3.42)	1.56
Net asset value, ending	$13.55		$15.08	$18.50

Total return*	(10.15%)		(18.49%)	9.21%
Ratios to average net assets:A
Net investment income (loss)	(1.17%)		(1.21%)	(.96%)
Total expenses	3.64%		3.22%	3.29%
Expenses before offsets	2.70%		2.70%	2.72%
Net expenses	2.69%		2.69%	2.69%
Portfolio turnover	61%		62%	46%
Net assets, ending (in thousands)	$1,889		$1,735	$2,095

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$15.80		$16.14	$14.56
Income from investment operations:
Net investment income	.24		.17	.08
Net realized and unrealized gain (loss)	3.70		(.45)	1.50
Total from investment operations	3.94		(.28)	1.58
Distributions from:
Net investment income	(.30)		(.06)	—
Total distributions	(.30)		(.06)	—
Total increase (decrease) in net asset value	3.64		(.34)	1.58
Net asset value, ending	$19.44		$15.80	$16.14

Total return*	25.12%		(1.81%)	10.85%
Ratios to average net assets:A
Net investment income	2.60	% (a)	.90%	.44%
Total expenses	1.07	% (a)	1.08%	1.16%
Expenses before offsets	.92	% (a)	.92%	.92%
Net expenses	.92	% (a)	.92%	.92%
Portfolio turnover	1%		9%	174%
Net assets, ending (in thousands)	$22,053		$17,895	$12,001

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009		2008	2007
Net asset value, beginning	$15.94		$19.31	$17.38
Income from investment operations:
Net investment income	.08		.08	.11
Net realized and unrealized gain (loss)	(1.46)		(3.35)	1.82
Total from investment operations	(1.38)		(3.27)	1.93
Distributions from:
Net investment income	—		(.10)	—
Total distributions	—		(.10)	—
Total increase (decrease) in net asset value	(1.38)		(3.37)	1.93
Net asset value, ending	$14.56		$15.94	$19.31

Total return*	(8.66%)		(17.01%)	11.10%
Ratios to average net assets:A
Net investment income	.60%		.58%	.80%
Total expenses	1.16%		1.11%	1.14%
Expenses before offsets	.93%		.93%	.95%
Net expenses	.92%		.92%	.92%
Portfolio turnover	61%		62%	46%
Net assets, ending (in thousands)	$12,428		$14,450	$13,145

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Portfolio turnover is not annualized for periods less than one year.
#	From November 29, 2010 inception.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio –how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 6, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered, a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the

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Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one- and three-year periods ended June 30, 2011 and at the median of its peer group for the five-year period ended June 30, 2011. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Fund’s improved performance since changes to the Fund’s investment strategies had been implemented in November 2010. Based upon its

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review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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CALVERT	CALVERT’S	Equity Funds
SMALL CAP	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Calvert Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences,

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where 38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy,

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which involves Calvert actively engaging with companies held in the Funds to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Supply Chain Water Risk

Through March 31, 2012, Shareholder resolutions for the 2012 proxy season have been filed on water-related issues at Hanesbrands and Fossil. Both proposals asked the apparel retailers to clarify their strategy for mitigating water risk in their supply chain. The resolution at Fossil is currently pending a vote at the company’s annual meeting.

Hanesbrands currently measures and reports on efficient water use in its manufacturing facilities. It also has supplier standards that require legal compliance with product quality, safety, and environmental standards. But the company’s public reports and investor information do not address the strategic importance of water throughout the value chain, including upstream in the agricultural production of cotton. Water shortages can cause production shortfalls, price volatility, higher energy costs, regulatory action, and competition.

After a constructive dialogue in which Hanesbrands agreed to further investigate the water footprint of cotton and explore corporate water-risk modeling tools, Calvert withdrew its resolution. We will continue to engage with the company over the next few months as water-related risks are disclosed.

Improving Regulation of ESG Issues

Calvert coordinated an investor letter to congressional leaders urging timely implementation of new Clean Air Act rules under development at the Environmental Protection Agency (EPA). These rules would help modernize and improve the efficiency of electric utilities, reduce cross-state air pollution, lower emissions of mercury and air toxins, and create well-paid construction, engineering, and manufacturing jobs. The EPA announced the new Mercury and Air Toxics rule in December—a victory for the health of both the public and the economy.

As of March 31, 2012, neither Hanesbrands nor Fossil were held by either Fund. All holdings are subject to change without notice.

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Investment Performance

Calvert Global Alternative Energy Fund (A shares at NAV) returned 8.54% for the six-month period ending March 31, 2012 versus 2.03% for the Ardour Global Alternative Energy Index. The Fund’s relative outperformance came primarily from stock selection, although sector allocation also added value.

Investment Climate

The six-month period proved to be a good one for equity investors. Most of the global equity markets achieved double-digit returns, both in local currency and when converted into U.S. dollars. Surprisingly, this positive backdrop did not help the renewable energy sector much, as a number of headwinds stalled its momentum.

A key catalyst for equities was support from the central banks--most notably, the European Central Bank providing three-year unlimited liquidity at very low interest rates to the banking system. This reduced funding shortages for European banks and caused market concerns about the eurozone debt crisis to recede for the first time in two years. More quantitative easing in the United Kingdom, the U.S.

CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/12	3/31/12
Class A	8.54%	-33.99%
Class C	7.86%	-34.69%
Class I	8.65%	-33.69%
Class Y**	8.56%	-33.74%

Ardour Global Alternative
Energy Index
(Composite)	2.03%	-43.40%

Lipper Global Natural
Resources Funds Average	16.59%	-18.51%

	% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary		5.0%
Consumer Staples		3.9%
Energy		2.5%
Industrials		30.5%
Information Technology		17.5%
Materials		9.1%
Time Deposit		1.3%
Utilities		30.2%
Total		100%

TEN LARGEST		% of Net
STOCK HOLDINGS		Assets
Cooper Industries plc		4.6%
Itron, Inc.		4.6%
La séchilienne-Sidec SA		4.3%
EDP Renovaveis SA		4.1%
Covanta Holding Corp.		3.8%
Cosan Ltd.		3.8%
Novozymes A/S		3.5%
Ormat Technologies, Inc.		3.4%
Prysmian SpA		3.2%
Verbund AG		3.2%
Total		38.5%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

** See note regarding Class Y Shares on page 9.

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Federal Reserve extending the likely period for very low interest rates, and signs of easing in a number of the larger emerging markets were also significant.

Better economic data globally and some forward economic momentum helped as well, although there was no clear sign of an upturn in global growth. Only the United States has seen a notable acceleration in growth since a low point in mid-2011. Companies remained healthy with generally strong cash balances for merger and acquisition activity, dividend increases, and share buy-backs. As confidence in the economy improved, the general confidence of corporate management improved, too. While companies were still restrained in spending their cash balances, the spending they did do was well-received by the markets.

Following a difficult period in 2011, the Solar sub-sector had a broad-based rally in early 2012 as improving demand from Europe and a stabilization of polysilicon prices led to renewed optimism. Another bright spot was the end of year announcements by the China National Development and Reform Commission for higher solar feed-in-tariffs for 2011 and 2012. However, uncertainty over U.S. energy policy and low natural gas prices remained a headwind for the Wind sub-sector throughout the period.

Portfolio Strategy

The Fund has enjoyed better returns in recent months following a disappointing period during the middle of 2011. The Fund’s relative outperformance in the six-month reporting period was largely due to stock selection, although sector allocations added value, too--specifically, our active trimming in Solar and Wind from 40% to 25% for the combined sectors. They remain pivotal parts of the Fund and we believe they are best-positioned to compete with traditional energy over the long term. However, after a difficult year in 2011 with a number of headwinds causing investor uncertainty, sentiment towards them is still weak.

In fact, we effectively halved our Solar exposure over the period. We exited our position in polysilicon producer OCI, which we believe is over-exposed to uncompetitive Taiwanese module manufacturers. We also significantly reduced our First Solar position, one of our worst performers. First Solar declined 60% as weakening demand--particularly in Europe — and decreasing utilization led to disappointing fourth-quarter earnings and lower revenue guidance for 2012.1 Restructuring and impairment charges made MEMC (-30%) another weak Solar performer. However, an overweight to MEMC was offset by an underweight to First Solar, so the overall impact was flat. In general, our Solar exposures were tilted towards low-cost Asian players with new addition GCL Poly, Trina Solar, and Yingli.

Wind farm operators with reasonable financing costs and geographically diverse asset pipelines were our core Wind holdings. EDP Renovaveis, which boasts a large pipeline of assets across Europe, the United States, and South America, is one example. China Longyuan Power and China Suntien Green Energy provided exposure to robust emerging markets such as China.

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On the other hand, the strength of several markets led us to increase the Miscellaneous Energy allocation. Prysmian gained 30% after winning the largest cable business deal ever to connect the Scottish and English power grids. Smart-metering company Itron rose more than 50% on consensus-beating fourth-quarter results, management’s confident outlook statement for 2012, and an announced acquisition. SIG, a leading global insulation and roofing product supplier, also performed well thanks to the improved outlook for the eurozone. In October, we increased exposure to the electric vehicle market with the purchase of Umicore, which sells specialty materials used in batteries for the energy storage and automotive markets.

We also increased the weighting to Biomass--it’s now the second-largest sub-sector allocation in the Fund. Brazilian sugar and ethanol producer Cosan gained more than 55% on strong fourth-quarter results. Another key holding was Covanta, the largest waste-to-energy company in the United States. We took advantage of a softening share price to add to Novozyme, a cellulosic ethanol player with attractive long-term growth prospects and a robust margin outlook. China Everbright was another Biomass standout, gaining almost 100% after an 8.3% hike in waste processing fees at its Zhenjiang facility and management-issued bullish comments for 2012.

CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	-37.13%
Since inception (5/31/2007)	-18.23%

CLASS C SHARES	(with max. load)
One year	-35.34%
Since inception (7/31/2007)	-19.47%

CLASS I SHARES
One year	-33.69%
Since inception (5/31/2007)	-17.04%

CLASS Y SHARES*
One year	-33.74%
Since inception (5/31/2007)	-17.34%

*Calvert Global Alternative Energy Fund first offered Class Y shares on July 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Market Outlook

We expect solid, but moderate, growth for the global economy into 2013. Despite many positives in recent months, geopolitical tensions have remained high, with Iran threatening to close a key oil route through the Gulf of Persia. This caused a spike in the price of oil--typically a positive for renewable energies. However, fear of

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.28%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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potential cuts in government support continue to weigh down the Wind and Solar sub-sectors.

We also expect modest growth in renewable capacity this year, shifting away from Europe to emerging markets in Asia and North America. Political events are likely to dominate, with elections in the United States, France, and Japan that could create potential policy changes. Our stock selection continues to be bottom-up focused, with a strong discipline on risk/reward opportunities. We also remain vigilant for any signs of weakening in the macroeconomic data going forward.

In China, new feed-in-tariffs and existing regional initiatives should fuel strong solar capacity growth throughout 2012 and make China the largest market for modules in 2013. A March announcement that China will invest more than $6 billion in LED street lights this year and offer a 30% subsidy for users should also drive strong growth in LED demand.

Although it does not impact the near-term fundamentals for alternative energy, a December 2011 commitment at the U.N. Climate Change conference to agree to a new, politically binding climate accord by 2015 and to have it in force by 2020 is a breakthrough in negotiations between leading “developed” and “developing” nations and bodes well for the future.

May 2012

1 Individual security returns reflect total returns for period held in portfolio.

As of March 31, 2012, the following companies represented the following percentages of Portolio net assets: OCI 0%, First Solar 1.24%, MEMC 3.20%, GCL Poly 1.97%, Trina Solar 1.03%, Yingli 0.48%, EDP Renovais 4.13% China Longyuan 2.24%, China Suntien 1.57%, Prysmian 3.24%, Itron 4.56%, SIG 2.25%, Umicore 2.11%, Cosan 3.76%, Covanta 3.83%, Novozyme 3.52%, and China Everbright 2.79%. Holdings are subject to change.

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Investment Performance

For the six-month period ended March 31, 2012, Calvert Global Water Fund (Class A shares at NAV) returned 22.89% versus 18.08% for the S-Network Global Water Index. Stock selection was the primary cause of the Fund’s relative outperformance, although sub-sector allocation also added value in all three of the Fund’s sub-sectors.

Investment Climate

The six-month period proved to be a good one for equity investors. Most of the global equity markets achieved double-digit returns, both in local currency and when converted into U.S. dollars. Unsurprisingly, this positive backdrop was beneficial for the Water sector.

A key catalyst for equities was support from the central banks--most notably, the European Central Bank providing three-year unlimited liquidity at very low interest rates to the banking system. This reduced funding shortages for European banks and caused market concerns about the eurozone debt crisis to recede for the first time in two years. More quantitative easing in the United Kingdom, the U.S. Federal Reserve extending

CALVERT GLOBAL WATER FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/12	3/31/12
Class A	22.89%	2.51%
Class C	22.21%	1.53%
Class Y	23.05%	2.75%

S-Network Global Water
Index	18.08%	-3.41%

Lipper Global Natural
Resources Funds
Average	16.59%	-18.51%

	% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary		3.1%
Financials		0.8%
Industrials		52.3%
Information Technology		12.7%
Materials		3.1%
Time Deposit		0.3%
Utilities		27.7%
Total		100%

TEN LARGEST		% of Net
STOCK HOLDINGS		Assets
Kurita Water Industries Ltd.		5.2%
Pentair, Inc.		4.7%
Suez Environnement SA		4.4%
Itron, Inc.		4.4%
United Utilities Group plc		4.4%
Elster Group SE (ADR)		4.3%
AECOM Technology Corp.		4.3%
Flowserve Corp.		4.0%
Severn Trent plc		3.9%
Ebara Corp.		3.9%
Total		43.5%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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the likely period for very low interest rates, and signs of easing in a number of the larger emerging markets were also significant.

Better economic data globally and some forward economic momentum helped as well, although there was no clear sign of an upturn in global growth. Only the United States has seen a notable acceleration in growth since a low point in mid-2011. Companies remained healthy with generally strong cash balances for merger and acquisition activity, dividend increases, and share buy-backs. As confidence in the economy improved, the general confidence of corporate management improved, too. Company spending of cash balances was restrained, but well-received by the markets.

Portfolio Strategy

Since September, we have been transitioning the Fund from a defensive stance focused on regulated utilities to a more balanced position, as market volatility has provided the Fund with many opportunities to purchase quality stocks at attractive valuations. As a result, sub-sector allocations shifted significantly.

Utilities, the Fund’s largest weighting at the end of September 2011, was the smallest as of the end of March 2012. Our rotation out of this sub-sector proved valuable during an up market and the timing worked well. Within Utilities, we have moved towards more attractively valued U.K. and emerging market Utilities positions--adding Sabesp, for example--as well as the more cyclical French Utilities that have served the fund well in a rising market. Notable contributions were also made by Beijing Enterprises (purchased in October 2011), Manila Water, and Metro Pacific Investments.

As market sentiment improved throughout the reporting period, we increased the risk level of the Fund by increasing the allocation to Infrastructure. Purchases included Aalberts Industries, a European flow control equipment manufacturer, and Valmont Industries, a manufacturer of center pivot irrigation equipment. In 2012, we added Weir and Ebara as we focused on end-markets that tend to rebound toward the end of an economic recovery, where we believe significant growth potential exists. We also increased exposure to Flowserve and Organo and continue to seek opportunities to build exposure to this theme. Performance-wise, strength in Infrastructure came from a combination of Chinese infrastructure holdings, housing-related stocks, and stocks related to long-cycle capital expenditure.

Another theme that worked well was companies in turnaround situations. Despite two earnings downgrades last year, we believed Aegion’s 2012 earnings projections were achievable and the stock rose more than 50% after purchase.1 France’s Veolia announced significant measures to reposition the company for growth and profitability. We decided to increase our exposure because we saw attractive risk/reward potential, although the Fund remained moderately underweight Veolia relative to the benchmark index.

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In Technology, growth continues to be driven more by company-specific factors than broader trends, so we focus on high-quality companies that are not only market leaders but are also perceived as cultural and best-in-class operators by their peers. Regulation has been and will continue to be a positive driver, particularly for companies involved in ballast and shale gas water treatment. On the other hand, we increased our underlying emerging market exposure and took advantage of attractive valuations by adding South Korean water filtration company Woongjin Coway and Agilent, the world’s largest test and measurement company, which has a strong presence in Asia.

Finally, extensive merger and acquisition activity affecting several Fund holdings in recent months has boosted the share prices of both the acquirers and the acquired. Ecolab gained more than 25% after acquiring Nalco and Arch Chemical, but we maintained our discipline about valuation and subsequently sold it. Several days after a severely depressed valuation prompted us to buy Wavin, the company received a take-out bid nearly 160% higher than our average purchase price. Announcement of a merger with Tyco Flow Control boosted Pentair’s shares 15% on the day of the announcement.

Also, we were able to participate in the first IPO that has come our way in some time, for Rexnord, a manufacturer of valves and other fittings for water quality and conserva-tion.The fact that IPO share demand for Rexnord was five times higher than the shares available demonstrated the market’s appetite for deals.

Outlook

The Fund has enjoyed strong returns in recent months as the broader economic and water theme-specific tailwinds we identified have started to play out. Our forecast for the global economy is for solid yet moderate growth into 2013. While we remain positive on both the Water sector and the dynamics we positioned the portfolio for, we have been careful not to increase risk levels much beyond where they were at the beginning of 2012.

The longer-term investment thesis for Water remains in place and, if anything, has improved in recent years. The increased need to build new and rehabilitate existing infrastructure has been exacerbated by the effects of the credit crisis. As the global economy recovers and the funding situation improves, we expect the backlog of delayed projects and need for new projects to drive strong growth in infrastructure spending. The new Chinese Five Year Plan’s emphasis on water infrastructure investment and water quality should help as well, especially for companies with China market exposure. We expect that regulation will continue to evolve favorably, pushing up water prices. Stricter water-quality standards are also driving growth opportunities for the Technology companies we own as well as the evolution of new technologies, which we strive to identify.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.31%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Due to these strong secular growth factors and the stable and visible earnings outlook for the companies we own, we believe the Fund is poised to perform well as the economy stabilizes.

May 2012

CALVERT GLOBAL WATER FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	-2.34%
Since inception (9/30/2008)	4.54%

CLASS C SHARES	(with max. load)
One year	0.53%
Since inception (9/30/2008)	4.97%

CLASS Y SHARES
One year	2.75%
Since inception (9/30/2008)	6.15%

1 Individual security returns reflect total returns for period held in portfolio.

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: Sabesp 0%, Beijing Enterprises 0.44%, Manila Water 2.43%, Metro Pacific Investments 0%, Aalberts Industries 2.51%, Valmont Industries 0%, Weir 0.96% Ebara 3.89%, Flowserve 3.98%, Organo 1.47%, Aegion 2.19% Veolia 2.00%, Woongjin Coway 2.47%, Agilent 1.92%, Ecolab 0%, Nalco 0%, Arch Chemical 0%, Wavin 0%, Tyco Flow Control 0%, Pentair 4.68%, and Rexnord 0.97%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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GLOBAL ALTERNATIVE ENERGY	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,085.40	$9.64
Hypothetical	$1,000.00	$1,015.75	$9.32
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,078.60	$14.81
Hypothetical	$1,000.00	$1,010.75	$14.33
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,086.50	$7.30
Hypothetical	$1,000.00	$1,018.00	$7.06
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,087.40	$8.35
Hypothetical	$1,000.00	$1,017.00	$8.07
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, 1.40%, and 1.60% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
GLOBAL WATER	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,228.10	$10.30
Hypothetical	$1,000.00	$1,015.75	$9.32
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,222.10	$15.83
Hypothetical	$1,000.00	$1,010.75	$14.33
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,229.70	$8.92
Hypothetical	$1,000.00	$1,017.00	$8.07
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, and 1.60% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 95.6%	SHARES	VALUE
Australia - 3.5%
Ceramic Fuel Cells Ltd.*	28,010,101	$2,742,590
Infigen Energy*	2,466,481	613,710
		3,356,300

Austria - 3.2%
Verbund AG	100,859	3,067,728

Belgium - 3.9%
4Energy Invest NV*	194,838	293,582
Elia System Operator SA/NV	32,291	1,367,106
Umicore SA	36,187	1,993,114
		3,653,802

Brazil - 3.8%
Cosan Ltd.	240,000	3,564,000

Canada - 1.2%
Ballard Power Systems, Inc.*	377,838	540,308
Westport Innovations, Inc.*	13,974	572,360
		1,112,668

Chile - 1.1%
Enersis SA (ADR)	52,496	1,059,894

China - 5.3%
China Hydroelectric Corp. (ADR),
Warrants (strike price $15.00/share, expires 1/25/14)*	76,420	2,484
China Longyuan Power Group Corp.	2,554,000	2,118,396
China Suntien Green Energy Corp Ltd.	8,080,000	1,488,154
Trina Solar Ltd. (ADR)*	136,300	971,819
Yingli Green Energy Holding Co. Ltd. (ADR)*	126,600	458,292
		5,039,145

Denmark - 4.4%
Novozymes A/S, Series B	114,430	3,332,086
Vestas Wind Systems A/S*	85,809	870,307
		4,202,393

France - 6.9%
La séchilienne-Sidec SA	235,823	4,034,501
Mersen	19,800	701,642
Saft Groupe SA	54,639	1,770,459
		6,506,602

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - 1.6%
Elster Group SE (ADR)*	61,835	$977,611
Phoenix Solar AG	3,718	6,876
PSI AG Gesellschaft Fuer Produkte und Systeme der
Informationstechnologie	22,381	502,722
		1,487,209

Hong Kong - 4.8%
China Everbright International Ltd	5,625,000	2,637,087
GCL-Poly Energy Holdings Ltd.	6,694,000	1,862,258
		4,499,345

Italy - 5.7%
Enel Green Power SpA	1,206,256	2,292,088
Prysmian SpA	174,676	3,069,910
		5,361,998

South Korea - 1.8%
Taewoong Co. Ltd.*	64,053	1,698,771

Spain - 7.7%
Acciona SA	20,417	1,425,504
EDP Renovaveis SA*	786,899	3,909,658
Iberdrola SA	337,625	1,916,528
		7,251,690

Taiwan - 1.0%
Taiwan Surface Mounting Technology Co. Ltd	421,500	968,260

United Arab Emirates - 0.8%
Lamprell plc	145,239	795,678

United Kingdom - 4.0%
ITM Power plc*	553,252	595,884
Johnson Matthey plc	29,019	1,094,335
SIG plc	1,136,974	2,133,825
		3,824,044

United States - 34.9%
Advanced Energy Industries, Inc.*	86,970	1,141,046
Ameresco, Inc.*	76,386	1,035,030
Calgon Carbon Corp.*	121,908	1,902,984
Cooper Industries plc	67,998	4,348,472
Covanta Holding Corp.	223,098	3,620,881
Cree, Inc.*	58,462	1,849,153
First Solar, Inc.*	47,007	1,177,525
FuelCell Energy, Inc.*	372,617	585,009
Itron, Inc.*	95,002	4,314,041
Johnson Controls, Inc	84,870	2,756,578
MEMC Electronic Materials, Inc.*	839,150	3,029,331

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EQUITY SECURITIES - CONT’D		SHARES	VALUE
United States - Cont’d
NextEra Energy, Inc.		37,860	$2,312,489
Ormat Technologies, Inc.		160,791	3,239,939
SatCon Technology Corp.*		1,134,230	408,323
Tesla Motors, Inc.*		35,629	1,326,824
			33,047,625

Total Equity Securities (Cost $118,749,250)			90,497,152

		PRINCIPAL
TIME DEPOSIT - 1.3%		AMOUNT
State Street Bank Time Deposit, 0.113%, 4/2/12		$1,218,958	1,218,958

Total Time Deposit (Cost $1,218,958)			1,218,958

TOTAL INVESTMENTS (Cost $119,968,208) - 96.9%			91,716,110
Other assets and liabilities, net - 3.1%			2,893,384
NET ASSETS - 100%			$94,609,494

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 12,353,840 shares outstanding			$235,166,824
Class C: 2,908,692 shares outstanding			52,504,415
Class I: 999,272 shares outstanding			11,458,624
Class Y: 153,771 shares outstanding			918,508
Undistributed net investment income (loss)			(1,097,769)
Accumulated net realized gain (loss) on investments and
foreign currency transactions			(176,131,891)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies
			(28,209,217)

NET ASSETS			$94,609,494

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $71,491,722)		$5.79
Class C	(based on net assets of $16,403,360)		$5.64
Class I	(based on net assets of $5,797,260)		$5.80
Class Y	(based on net assets of $917,152)		$5.96

*Non-income producing security. Abbreviations: ADR: American Depository Receipts plc: Public Limited Company See notes to financial statements.

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GLOBAL WATER FUND
STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 96.6%	SHARES	VALUE
Brazil - 2.0%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	14,456	$1,107,619

Canada - 2.0%
GWR Global Water Resources Corp.*	48,397	184,083
Pure Technologies Ltd.*	216,899	894,474
		1,078,557

Cayman Islands - 0.3%
Consolidated Water Co., Inc.	23,082	182,579

China - 3.7%
Beijing Enterprises Water Group Ltd.*	1,066,000	243,014
China Liansu Group Holdings Ltd.	1,407,000	893,391
Sound Global Ltd.	1,439,000	680,960
Tri-Tech Holding, Inc.*	31,191	226,135
		2,043,500

Finland - 1.9%
Uponor OYJ	92,051	1,060,521

France - 6.4%
Suez Environnement SA	159,196	2,441,220
Veolia Environnement SA	66,445	1,101,755
		3,542,975

Germany - 4.8%
Elster Group SE (ADR)*	150,875	2,385,334
Joyou AG*	21,827	279,410
		2,664,744

Hong Kong - 1.9%
China Everbright International Ltd	2,188,000	1,025,768

Japan - 11.0%
Ebara Corp.	594,000	2,140,605
Kurita Water Industries Ltd.	116,800	2,874,118
Organo Corp.	119,800	811,119
Torishima Pump Manufacturing Co. Ltd.	18,800	257,997
		6,083,839

Netherlands - 2.5%
Aalberts Industries NV	66,839	1,381,461

Philippines - 2.4%
Manila Water Co., Inc	2,479,500	1,339,802

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
South Korea - 2.5%
Woongjin Coway Co. Ltd	40,900	$1,357,257

Switzerland - 2.5%
Sulzer AG	9,531	1,354,708

United Kingdom - 10.8%
Pennon Group plc	76,377	868,715
Severn Trent plc	86,800	2,142,432
The Weir Group plc	18,719	527,863
United Utilities Group plc	251,625	2,419,521
		5,958,531

United States - 41.9%
AECOM Technology Corp.*	106,333	2,378,669
Aegion Corp.*	67,748	1,207,947
Agilent Technologies, Inc	23,797	1,059,204
American Water Works Co., Inc	23,989	816,346
Calgon Carbon Corp.*	105,760	1,650,914
California Water Service Group	59,322	1,080,254
Danaher Corp.	29,685	1,662,360
Flowserve Corp.	18,969	2,191,109
IDEX Corp.	39,211	1,651,959
Itron, Inc.*	53,732	2,439,970
Mueller Water Products, Inc	79,036	263,190
Northwest Pipe Co.*	46,616	990,124
Pentair, Inc.	54,058	2,573,701
Pico Holdings, Inc.*	18,437	432,348
Rexnord Corp.*	25,179	531,277
SPX Corp.	14,975	1,161,012
Xylem, Inc.	35,592	987,678
		23,078,062

Total Equity Securities (Cost $49,987,618)		53,259,923

	PRINCIPAL
TIME DEPOSIT - 0.3%	AMOUNT
State Street Bank Time Deposit, 0.113%, 4/2/12	$182,070	182,070

Total Time Deposit (Cost $182,070)		182,070

TOTAL INVESTMENTS (Cost $50,169,688) - 96.9%		53,441,993
Other assets and liabilities, net - 3.1%		1,724,245
NET ASSETS - 100%		$55,166,238

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 2,855,423 shares outstanding	$43,476,372
Class C: 439,765 shares outstanding	6,547,079
Class Y: 235,074 shares outstanding	3,848,478
Undistributed net investment income (loss)	(143,181)
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(1,849,269)
Net unrealized appreciation (depreciation) on investments, foreign
currencies and assets and liabilities denominated in foreign currencies	3,286,759

NET ASSETS	$55,166,238

NET ASSET VALUE PER SHARE
Class A (based on net assets of $44,799,120)	$15.69
Class C (based on net assets of $6,673,397)	$15.17
Class Y (based on net assets of $3,693,721)	$15.71

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME	GLOBAL ALTERNATIVE ENERGY FUND	GLOBAL WATER FUND
Investment Income:
Dividend income (net of foreign taxes withheld of
$12,266 and $11,605, respectively)	$337,930	$348,249
Interest income	845	521
Total investment income	338,775	348,770
Expenses:
Investment advisory fee	461,154	239,466
Transfer agency fees and expenses	267,595	83,937
Administrative fees	164,567	88,224
Distribution Plan expenses:
Class A	92,816	51,571
Class C	86,818	29,537
Directors’ fees and expenses	5,353	2,994
Custodian fees	68,353	69,765
Registration fees	28,658	19,071
Reports to shareholders	112,075	28,934
Professional fees	13,269	11,664
Accounting fees	7,070	3,917
Miscellaneous	11,108	7,375
Total expenses	1,318,836	636,455
Reimbursement from Advisor:
Class A	(278,095)	(121,414)
Class C	(47,392)	(13,706)
Class I	(10,802)	—
Class Y	(9,838)	(9,439)
Fees paid indirectly	(22)	(9)
Net expenses	972,687	491,887

NET INVESTMENT INCOME (LOSS)	(633,912)	(143,117)

REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss) on:
Investments	(30,097,375)	(38,630)
Foreign currency transactions	92,415	26,583
	(30,004,960)	(12,047)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	38,327,746	10,234,379
Assets and liabilities denominated in foreign currencies	11,952	1,241
	38,339,698	10,235,620

NET REALIZED AND UNREALIZED
GAIN (LOSS)	8,334,738	10,223,573

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,700,826	$10,080,456

See notes to financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($633,912)	$1,933,804
Net realized gain (loss)	(30,004,960)	(11,651,041)
Change in unrealized appreciation (depreciation)	38,339,698	(43,271,372)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATION	7,700,826	(52,988,609)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,829,365)	—
Class C shares	(153,640)	—
Class I shares	(222,269)	—
Total distributions	(2,205,274)	—

Capital share transactions:
Shares sold:
Class A shares	6,014,407	23,615,499
Class C shares	849,846	4,664,095
Class I shares	1,083,293	6,218,198
Class Y shares	910,213	9,738
Reinvestment of distributions:
Class A shares	1,652,098	—
Class C shares	118,000	—
Class I shares	209,487	—
Redemption fees:
Class A shares	758	5,635
Class C shares	229	62
Class I shares	—	95
Shares redeemed:
Class A shares	(17,160,787)	(51,401,154)
Class C shares	(4,010,421)	(9,836,451)
Class I shares	(698,001)	(7,702,903)
Class Y shares	(1,443)	—
Total capital share transactions	(11,032,321)	(34,427,186)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,536,769)	(87,415,795)

NET ASSETS
Beginning of period	100,146,263	187,562,058
End of period (including distribution in excess of net investment income and undistributed net investment income of $1,097,769 and $1,741,417, respectively)

	$94,609,494	$100,146,263

See notes to financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	1,065,572	2,903,388
Class C shares	153,910	593,449
Class I shares	193,058	817,417
Class Y shares	152,445	1,562
Reinvestment of distributions:
Class A shares	320,174	—
Class C shares	23,412	—
Class I shares	40,598	—
Shares redeemed:
Class A shares	(3,060,553)	(6,551,512)
Class C shares	(735,696)	(1,278,625)
Class I shares	(113,743)	(1,023,677)
Class Y shares	(236)	—
Total capital share activity	(1,961,059)	(4,537,998)

See notes to financial statements.

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GLOBAL WATER FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($143,117)	$145,505
Net realized gain (loss)	(12,047)	3,621,667
Change in unrealized appreciation or (depreciation)	10,235,620	(7,787,447)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATION	10,080,456	(4,020,275)

Distributions to shareholders from:
Net investment income:
Class A shares	(115,071)	(51,487)
Class Y shares	(7,148)	(2,558)
Net realized gain:
Class A shares	(4,372,354)	(1,126,448)
Class C shares	(603,872)	(108,831)
Class Y shares	(332,988)	(10,817)
Total distributions	(5,431,433)	(1,300,141)

Capital share transactions:
Shares sold:
Class A shares	6,193,345	26,218,840
Class C shares	808,385	3,779,990
Class Y shares	500,246	3,435,712
Reinvestment of distributions:
Class A shares	3,922,405	896,604
Class C shares	520,580	97,347
Class Y shares	312,490	11,772
Redemption fees:
Class A shares	453	3,183
Class C shares	24	—
Shares redeemed:
Class A shares	(8,585,647)	(18,826,884)
Class C shares	(782,262)	(861,287)
Class Y shares	(379,449)	(376,599)
Total capital share transactions	2,510,570	14,378,678

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,159,593	9,058,262

NET ASSETS
Beginning of period	48,006,645	38,948,383
End of period (including distributions in excess of net investment income and undistributed net investment income of $143,181 and $122,155, respectively)

	$55,166,238	$48,006,645

See notes to financial statements.

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GLOBAL WATER FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	418,906	1,578,440
Class C shares	56,685	234,579
Class Y shares	33,800	205,360
Reinvestment of distributions:
Class A shares	286,924	56,339
Class C shares	39,348	6,260
Class Y shares	22,855	733
Shares redeemed:
Class A shares	(616,852)	(1,166,411)
Class C shares	(54,673)	(54,200)
Class Y shares	(26,996)	(23,030)
Total capital share activity	159,997	838,070

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Global Alternative Energy Fund and The Calvert Global Water Fund (the “Funds,” each a “Fund”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The Calvert Impact Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Global Alternative Energy Fund offers four classes of shares - Classes A, C, I, and Y. The Global Water Fund offers three classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2012:

GLOBAL ALTERNATIVE ENERGY	VALUATION INPUTS
Investments in securities	Level 1	Level 2	Level 3	Total
Equity securities*	$90,497,152	-	-	$90,497,152
Other debt obligations	-	$1,218,958	-	1,218,958
TOTAL	$90,497,152	$1,218,958	-	$91,716,110

GLOBAL WATER	VALUATION INPUTS
Investments in securities	Level 1	Level 2	Level 3	Total
Equity securities*	$53,259,923	-	-	$53,259,923
Other debt obligations	-	$182,070	-	182,070
TOTAL	$53,259,923	$182,070	-	$53,441,993

*For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Funds have an arrangement with their custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Funds’ cash on deposit with the bank. These credits are used to reduce the Funds’ expenses. Such a deposit arrangement may be an alternative to overnight investments.

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Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fundss tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% of each Fund’s average daily net assets. Under the terms of the agreement, $77,475 and $43,303 was payable at period end for Global Alternative Energy and Global Water, respectively. In addition, $26,189 and $21,638 was payable at period end for operating expenses paid by the Advisor during March 2012 for Global Alternative Energy and Global Water, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses for Classes A, C, Y and I through January 31, 2013. The contractual expense cap is 1.85% for Class A, 2.85% for Class C, 1.60% for Class Y of each Fund, and 1.40% for Class I (Global Alternative Energy). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

www.calvert.com CALVERT SOLUTION STRATEGIES SEMI-ANNUAL REPORT (UNAUDITED) 32

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, C, and Y of each Fund and .15% for Class I shares (Global Alternative Energy), based on their average daily net assets. Under the terms of the agreement, $27,563 and $15,954 was payable at period end for Global Alternative Energy and Global Water, respectively.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $29,705 and $14,798 was payable at period end for Global Alternative Energy and Global Water, respectively.

CID received $15,880 and $18,636 as its portion of commissions charged on sales of Global Alternative Energy and Global Water’s Class A shares, respectively, for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Funds. For its services, CIS received a fee of $81,482 and $22,424 for the six months ended March 31, 2012 for Global Alternative Energy and Global Water, respectively. Under the terms of the agreement, $13,143 and $3,791 was payable at period end for Global Alternative and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	GLOBAL
	ALTERNATIVE ENERGY	GLOBAL WATER
Purchases	$30,686,572	$36,341,867
Sales	47,971,634	39,144,578

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CAPITAL LOSS CARRYFORWARDS
GLOBAL
EXPIRATION DATE	ALTERNATIVE ENERGY
30-Sep-17	($21,115,915)
30-Sep-18	(56,693,584)
30-Sep-19	(43,799,530)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Global Alternative Energy intends to elect to defer net capital losses of $16,806,319 incurred from November 1, 2010 through September 30, 2011 and treat them as arising in the fiscal year ending September 30, 2012.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	Global
	Alternative Energy	Global Water

Unrealized appreciation	$2,848,819	$4,099,938
Unrealized (depreciation)	(43,097,915)	(2,488,444)
Net unrealized appreciation/(depreciation)	($40,249,096)	$1,611,494

Federal income tax cost of investments	$131,965,206	$51,830,499

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit at March 31, 2012. For the six months ended March 31, 2012, borrowings by the Funds under the Agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
	BALANCE	RATE	BORROWED	BORROWED
Global Alternative Energy
	$41,573	1.42%	$626,091	January 2012
Global Water	81,396	1.42%	2,626,777	December 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$5.48		$8.22	$10.45
Income from investment operations:
Net investment income (loss)	(.03)		.10	(.07)
Net realized and unrealized gain (loss)	.48		(2.84)	(2.16)
Total from investment operations	.45		(2.74)	(2.23)
Distributions from:
Net investment income	(.14)		—	—
Total distributions	(.14)		—	—
Total increase (decrease) in net asset value	.31		(2.74)	(2.23)
Net asset value, ending	$5.79		$5.48	$8.22

Total return*	8.54%		(33.33%)	(21.34%)
Ratios to average net assets:A
Net investment income (loss)	(1.15	%) (a)	1.28%	(.69%)
Total expenses	2.60	% (a)	2.30%	2.29%
Expenses before offsets	1.85	% (a)	1.85%	1.85%
Net expenses	1.85	% (a)	1.85%	1.85%
Portfolio turnover	32%		65%	73%
Net assets, ending (in thousands)	$71,492		$76,921	$145,314

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	(z)	2008 (z)	2007	^ (z)
Net asset value, beginning	$12.35		$16.35	$15.00
Income from investment operations:
Net investment income (loss)	(.02)		(.15)	(.05)
Net realized and unrealized gain (loss)	(1.88)		(3.85)	1.40
Total from investment operations	(1.90)		(4.00)	1.35
Total increase (decrease) in net asset value	(1.90)		(4.00)	1.35
Net asset value, ending	$10.45		$12.35	$16.35

Total return*	(15.38%)		(24.46%)	9.00%
Ratios to average net assets:A
Net investment income (loss)	(.25%)		(.89%)	(1.04	%) (a)
Total expenses	2.37%		2.23%	4.94	% (a)
Expenses before offsets	1.85%		1.86%	1.88	% (a)
Net expenses	1.85%		1.85%	1.85	% (a)
Portfolio turnover	61%		54%	2%
Net assets, ending (in thousands)	$198,077		$173,942	$27,537

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$5.28		$7.99	$10.26
Income from investment operations:
Net investment income (loss)	(.06)		.02	(.15)
Net realized and unrealized gain (loss)	.47		(2.73)	(2.12)
Total from investment operations	.41		(2.71)	(2.27)
Distributions from:
Net investment income	(.05)		—	—
Total distributions	(.05)		—	—
Total increase (decrease) in net asset value	.36		(2.71)	(2.27)
Net asset value, ending	$5.64		$5.28	$7.99

Total return*	7.86%		(33.92%)	(22.12%)
Ratios to average net assets:A
Net investment income (loss)	(2.16	%) (a)	.28%	(1.68%)
Total expenses	3.40	% (a)	3.10%	3.10%
Expenses before offsets	2.85	% (a)	2.85%	2.85%
Net expenses	2.85	% (a)	2.85%	2.85%
Portfolio turnover	32%		65%	73%
Net assets, ending (in thousands)	$16,403		$18,300	$33,191

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009	(z)	2008 (z)	2007	^^ (z)
Net asset value, beginning	$12.23		$16.36	$15.66
Income from investment operations:
Net investment income (loss)	(.10)		(.30)	(.05)
Net realized and unrealized gain (loss)	(1.87)		(3.83)	.75
Total from investment operations	(1.97)		(4.13)	.70
Total increase (decrease) in net asset value	(1.97)		(4.13)	.70
Net asset value, ending	$10.26		$12.23	$16.36

Total return*	(16.11%)		(25.24%)	4.47%
Ratios to average net assets:A
Net investment income (loss)	(1.24%)		(1.86%)	(2.23	%) (a)
Total expenses	3.20%		2.98%	7.70	% (a)
Expenses before offsets	2.85%		2.86%	2.88	% (a)
Net expenses	2.85%		2.85%	2.85	% (a)
Portfolio turnover	61%		54%	1%
Net assets, ending (in thousands)	$42,224		$36,348	$1,515

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$5.59		$8.34	$10.56
Income from investment operations:
Net investment income (loss)	(.02)		.17	(.02)
Net realized and unrealized gain (loss)	.47		(2.92)	(2.20)
Total from investment operations	.45		(2.75)	(2.22)
Distributions from:
Net investment income	(.24)		—	—
Total distributions	(.24)		—	—
Total increase (decrease) in net asset value	.21		(2.75)	(2.22)
Net asset value, ending	$5.80		$5.59	$8.34

Total return*	8.65%		(32.97%)	(21.02%)
Ratios to average net assets:A
Net investment income (loss)	(.68	%) (a)	2.00%	(.25%)
Total expenses	1.81	% (a)	1.51%	1.55%
Expenses before offsets	1.40	% (a)	1.40%	1.40%
Net expenses	1.40	% (a)	1.40%	1.40%
Portfolio turnover	32%		65%	73%
Net assets, ending (in thousands)	$5,797		$4,916	$9,057

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009	(z)	2008 (z)	2007	^ (z)
Net asset value, beginning	$12.40		$16.37	$15.00
Income from investment operations:
Net investment income (loss)	.02		(.09)	(.03)
Net realized and unrealized gain (loss)	(1.86)		(3.88)	1.40
Total from investment operations	(1.84)		(3.97)	1.37
Total increase (decrease) in net asset value	(1.84)		(3.97)	1.37
Net asset value, ending	$10.56		$12.40	$16.37

Total return*	(14.84%)		(24.25%)	9.13%
Ratios to average net assets:A
Net investment income (loss)	.23%		(.53%)	(.68	%) (a)
Total expenses	1.55%		1.76%	5.02	% (a)
Expenses before offsets	1.40%		1.41%	1.43	% (a)
Net expenses	1.40%		1.40%	1.40	% (a)
Portfolio turnover	61%		54%	2%
Net assets, ending (in thousands)	$10,658		$5,824	$3,080

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND FINANCIAL HIGHLIGHTS
	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS Y SHARES	2012	(z)	2011	^^^^ (z)
Net asset value, beginning	$5.49		$7.70
Income from investment operations:
Net investment income (loss)	(.03)		(.01)
Net realized and unrealized gain (loss)	.50		(2.20)
Total from investment operations	.47		(2.21)
Total increase (decrease) in net asset value	.47		(2.21)
Net asset value, ending	$5.96		$5.49
Total return*	8.56%		(28.70%)
Ratios to average net assets:A
Net investment income (loss)	(1.04	%) (a)	(.92	%) (a)
Total expenses	15.99	% (a)	873.73	% (a)
Expenses before offsets	1.60	% (a)	1.60	% (a)
Net expenses	1.60	% (a)	1.60	% (a)
Portfolio turnover	32%		65	%***
Net assets, ending (in thousands)	$917		$9

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$14.29		$15.40	$14.85
Income from investment operations:
Net investment income (loss)	(.03)		.06	.02
Net realized and unrealized gain (loss)	3.05		(.69)	.79
Total from investment operations	3.02		(.63)	.81
Distributions from:
Net investment income	(.04)		(.02)	(.03)
Net realized gain	(1.58)		(.46)	(.23)
Total distributions	(1.62)		(.48)	(.26)
Total increase (decrease) in net asset value	1.40		(1.11)	.55
Net asset value, ending	$15.69		$14.29	$15.40

Total return*	22.89%		(4.38%)	5.50%
Ratios to average net assets:A
Net investment income (loss)	(.47	%) (a)	.36%	16%
Total expenses	2.44	% (a)	2.32%	2.69%
Expenses before offsets	1.85	% (a)	1.85%	1.85%
Net expenses	1.85	% (a)	1.85%	1.85%
Portfolio turnover	74%		125%	61%
Net assets, ending (in thousands)	$44,799		$39,535	$35,401

			PERIODS ENDED
			SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES			2009 (z)	2008 ^^^
Net asset value, beginning			$15.00	$15.00
Income from investment operations:
Net investment income			.11	—
Net realized and unrealized gain (loss)			(.26)	—
Total from investment operations			(.15)	—
Total increase (decrease) in net asset value			(.15)	—
Net asset value, ending			$14.85	$15.00

Total return*			(1.00%)	—
Ratios to average net assets:A
Net investment income			.87%	—
Total expenses			5.78%	—
Expenses before offsets			1.99%	—
Net expenses			1.85%	—
Portfolio turnover			58%	—
Net assets, ending (in thousands)			$9,365	$1,000

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$13.90		$15.12	$14.70
Income from investment operations:
Net investment income (loss)	(.11)		(.10)	(.13)
Net realized and unrealized gain (loss)	2.96		(.66)	.79
Total from investment operations	2.85		(.76)	.66
Distributions from:
Net investment income	—		—	(.01)
Net realized gain	(1.58)		(.46)	(.23)
Total distributions	(1.58)		(.46)	(.24)
Total increase (decrease) in net asset value	1.27		(1.22)	.42
Net asset value, ending	$15.17		$13.90	$15.12

Total return*	22.21%		(5.33%)	4.51%
Ratios to average net assets:A
Net investment income (loss)	(1.47	%) (a)	(.60%)	(.90%)
Total expenses	3.31	% (a)	3.26%	3.96%
Expenses before offsets	2.85	% (a)	2.85%	2.85%
Net expenses	2.85	% (a)	2.85%	2.85%
Portfolio turnover	74%		125%	61%
Net assets, ending (in thousands)	$6,673		$5,537	$3,202

			PERIODS ENDED
			SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES			2009 (z)	2008 ^^^
Net asset value, beginning			$15.00	$15.00
Income from investment operations:
Net investment income			**	—
Net realized and unrealized gain (loss)			(.30)	—
Total from investment operations			(.30)	—
Total increase (decrease) in net asset value			(.30)	—
Net asset value, ending			$14.70	$15.00

Total return*			(2.00%)	—
Ratios to average net assets:A
Net investment income			.03%	—
Total expenses			11.38%	—
Expenses before offsets			2.99%	—
Net expenses			2.85%	—
Portfolio turnover			58%	—
Net assets, ending (in thousands)			$915	$1

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$14.28		$15.44	$14.83
Income from investment operations:
Net investment income (loss)	(.02)		.12	.09
Net realized and unrealized gain (loss)	3.06		(.71)	.77
Total from investment operations	3.04		(.59)	.86
Distributions from:
Net investment income	(.03)		(.11)	(.02)
Net realized gain	(1.58)		(.46)	(.23)
Total distributions	(1.61)		(.57)	(.25)
Total increase (decrease) in net asset value	1.43		(1.16)	.61
Net asset value, ending	$15.71		$14.28	$15.44

Total return*	23.05%		(4.22%)	5.84%
Ratios to average net assets:A
Net investment income (loss)	(.21	%) (a)	.76%	.61%
Total expenses	2.18	% (a)	2.56%	8.03%
Expenses before offsets	1.60	% (a)	1.60%	1.60%
Net expenses	1.60	% (a)	1.60%	1.60%
Portfolio turnover	74%		125%	61%
Net assets, ending (in thousands)	$3,694		$2,934	$345

			PERIODS ENDED
			SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES			2009 (z)	2008 ^^^
Net asset value, beginning			$15.00	$15.00
Income from investment operations:
Net investment income			.08	—
Net realized and unrealized gain (loss)			(.25)	—
Total from investment operations			(.17)	—
Total increase (decrease) in net asset value			(.17)	—
Net asset value, ending			$14.83	$15.00

Total return*			(1.13%)	—
Ratios to average net assets:A
Net investment income			.60%	—
Total expenses			145.92%	—
Expenses before offsets			1.74%	—
Net expenses			1.60%	—
Portfolio turnover			58%	—
Net assets, ending (in thousands)			$31	$1

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $.01 per share.
***	Portfolio turnover is not annualized for periods less than one year.
^	From May 31, 2007 inception.
^^	From July 31, 2007 inception.
^^^	From September 30, 2008 inception.
^^^^	From July 29, 2011 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations), or, for International and Global funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Calvert Global Alternative Energy Fund

At a meeting held on December 6, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions

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with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one- and three-year periods ended June 30, 2011. The data also indicated that the Fund underperformed its Lipper index for the one- and three-year periods ended June 30, 2011. The Board took into account management’s discussion of the Fund’s performance and management’s continued moni-

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toring of the Fund’s performance. The Board also considered management’s discussion of the limitations on the active benchmark against which the Fund’s performance was measured as well as the Fund’s recent performance against a custom active benchmark. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also took into account the reduction in the advisory fee that went into effect earlier in the year. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other

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expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one- and three-year periods ended June 30, 2011 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential

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economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Fund; and (f) the Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Global Water Fund

At a meeting held on December 6, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

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The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its benchmarks and with that of comparable mutual funds. This comparison indicated that

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the Fund performed below the median of its peer group for the one-year period ended June 30, 2011. The data also indicated that the Fund underperformed its Lipper index for the one-year period ended June 30, 2011. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. The Board also considered management’s discussion of the limitations on the active benchmark against which the Fund’s performance was measured as well as the Fund’s recent performance against a custom active benchmark. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board noted the reduction in the advisory fee that went into effect earlier in the year. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

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The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-year period ended June 30, 2011 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these

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fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund’s performance; and (f) the Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
SOLUTION	FAMILY OF FUNDS	Enhanced Equity Portfolio
STRATEGIES		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report  that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:   June 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:  June 1, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:  June 1, 2012